Exhibit B

SCHEDULE 13G

EXHIBIT B

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, with respect to the Common Stock of Apple Inc. may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.

Dated: February 14, 2023	/S/ Warren E. Buffett
Warren E. Buffett

Berkshire Hathaway Inc.

Dated: February 14, 2023	/S/ Warren E. Buffett
By: Warren E. Buffett Title: Chairman of the Board

National Indemnity Company

Dated: February 14, 2023	/S/ Marc D. Hamburg
By: Marc D. Hamburg Title: Chairman of the Board

National Fire & Marine Insurance Company

Dated: February 14, 2023	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Columbia Insurance Company

Dated: February 14, 2023	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

National Liability & Fire Insurance Company

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Cypress Insurance Company

Dated: February 14, 2023	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

National Indemnity Company of the South

Dated: February 14, 2023	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Redwood Fire & Casualty Insurance Company

Dated: February 14, 2023	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

GEICO Corporation

Dated: February 14, 2023	/S/ Todd A. Combs
By: Todd A. Combs
Title: President

Government Employees Insurance Company

Dated: February 14, 2023	/S/ Todd A. Combs
By: Todd A. Combs
Title: President

The Medical Protective Company

Dated: February 14, 2023	/S/ Anthony A. Bowser
By: Anthony A. Bowser
Title: Treasurer

MedPro Group Inc.

Dated: February 14, 2023	/S/ Anthony A. Bowser
By: Anthony A. Bowser
Title: Treasurer

Berkshire Hathaway Assurance Corporation

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Berkshire Hathaway Life Insurance Company of Nebraska

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Berkshire Hathaway Homestate Insurance Company

Dated: February 14, 2023	/S/ Andrew Linkhart
By: Andrew Linkhart
Title: Treasurer

Princeton Insurance Company

Dated: February 14, 2023	/S/ Anthony A. Bowser
By: Anthony A. Bowser
Title: Treasurer

National Indemnity Company of Mid America

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

AmGUARD Insurance Company

Dated: February 14, 2023	/S/ Sy Foguel
By: Sy Foguel
Title: President

Alleghany Corporation

Dated: February 14, 2023	/S/ Joseph Brandon
by Joseph Brandon
Title: President

Berkshire Hathaway Specialty Insurance Company

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Finial Reinsurance Company

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Oak River Insurance Company

Dated: February 14, 2023	/S/ Andrew Linkhart
By: Andrew Linkhart
Title: Chief Financial Officer

NorGUARD Insurance Company

Dated: February 14, 2023	/S/ Sy Foguel
By: Sy Foguel
Title: Chief Executive Officer

Old United Casualty Company

Dated: February 14, 2023	/S/ Glen A. Mayer
By: Glen A. Mayer
Title: President

MPP Company, Inc.

Dated: February 14, 2023	/S/ Glen A. Mayer
By: Glen A. Mayer
Title: President

Berkshire Hathaway Direct Insurance Company

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Brilliant National Services, Inc.

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Transatlantic Reinsurance Company

Dated: February 14, 2023	/S/ Ken Bandt
by Ken Bandt
Title: President

RSUI Indemnity Company

Dated: February 14, 2023	/S/ Phillip McCrorie
by Phillip McCrorie
Title: Chairman

NRG America Holding Company

Dated: February 14, 2023	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Genesis Insurance Company

Dated: February 14, 2023	/s/ Edward M. Nosenzo
by Edward M . Nosenzo
Title: Treasurer

GEICO Advantage Insurance Company

Dated: February 14, 2023	/s/ Todd A. Combs
by Todd A. Combs
Title: President

General Re Corporation

Dated: February 14, 2023	/s/ Michael P. O’Dea
by Michael P. O’Dea
Title: Senior Vice President

General Reinsurance Corporation

Dated: February 14, 2023	/s/ Michael P. O’Dea
by Michael P. O’Dea
Title: Senior Vice President

General Star Indemnity Company

Dated: February 14, 2023	/s/ Edward M. Nosenzo
by Edward M. Nosenzo
Title: Treasurer

General Star National Insurance Company

Dated: February 14, 2023	/s/ Edward M. Nosenzo
by Edward M. Nosenzo
Title: Treasurer

EastGUARD Insurance Company

Dated: February 14, 2023	/s/ Sy Foguel
by Sy Foguel
Title: President

Mt. Vernon Fire Insurance Company

Dated: February 14, 2023	/s/ Stephen J. Rivituso
by Stephen J. Rivituso
Title: Senior Vice President

Radnor Specialty Insurance Company

Dated: February 14, 2023	/s/ Stephen J. Rivituso
by Stephen J. Rivituso
Title: Executive Vice President

United States Liability Insurance Company

Dated: February 14, 2023	/s/ Stephen J. Rivituso
by Stephen J. Rivituso
Title: Senior Vice President

PLICO Inc.

Dated: February 14, 2023	/s/ Anthony A. Bowser
by Anthony A. Bowser
Title: Chief Financial Officer

Old United Life Insurance Company

Dated: February 14, 2023	/s/ Glen I. Mayer
by Glen I. Mayer
Title: President

Central States Indemnity Company of Omaha

Dated: February 14, 2023	/s/ Kim Young
by Kim Young
Title: Chief Financial Officer

GEICO Choice Insurance Company

Dated: February 14, 2023	/s/ Todd A. Combs
by Todd A. Combs
Title: President

GEICO Indemnity Company

Dated: February 14, 2023	/s/ Todd A. Combs
by Todd A. Combs
Title: President

GEICO Secure Insurance Company

Dated: February 14, 2023	/s/ Todd A. Combs
by Todd A. Combs
Title: President

Capitol Indemnity Corporation

Dated: February 14, 2023	/s/ Adam Sills
by Adam Sills
Title: President

Capitol Specialty Insurance Corporation

Dated: February 14, 2023	/s/ Adam Sills
by Adam Sills
Title: President

Platte River Insurance Company

Dated: February 14, 2023	/s/ Adam Sills
by Adam Sills
Title: President

British Insurance Company of Cayman

Dated: February 14, 2023	/s/ Dale Geistkemper
by Dale Geistkemper
Title: Treasurer